SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2005

HOOKER FURNITURE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-25349	54-0251350
(Commission File Number)	(IRS Employer Identification No.)

440 Commonwealth Boulevard Martinsville, Virginia	24112
(Address of Principal Executive Offices)	(Zip Code)

(276) 632-0459

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits — This amendment to the Company’s Current Report on Form 8K as filed with the SEC on January 18, 2005 files exhibit 99.1 (Press Release dated January 18, 2005) which was omitted from the previous filing.

Exhibit	Description
99.1	Press Release dated January 18, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. Gary Armbrister
R. Gary Armbrister
Chief Accounting Officer

Date: January 18, 2005